News Release

FOR IMMEDIATE RELEASE
OCTOBER 29, 2013

ACCESS MIDSTREAM PARTNERS, L.P. REPORTS FINANCIAL
RESULTS FOR THE 2013 THIRD QUARTER

Partnership Reports 2013 Third Quarter Adjusted EBITDA of $227 Million, Distributable Cash Flow of $171 Million and Net Income of $78 Million

Partnership Increases Quarterly Distribution to $0.535 per Unit

OKLAHOMA CITY, OKLAHOMA, OCTOBER 29, 2013 – Access Midstream Partners, L.P. (NYSE:ACMP) today announced financial results for the 2013 third quarter.  The Partnership’s adjusted EBITDA for the 2013 third quarter totaled $227.0 million, an increase of $107.5 million, or 90.0%, from 2012 third quarter adjusted EBITDA of $119.5 million.  Net income attributable to the Partnership totaled $78.2 million in the 2013 third quarter, an increase of $28.0 million, or 55.8%, from 2012 third quarter net income of $50.2 million.   Distributable cash flow (DCF) for the 2013 third quarter totaled $171.5 million, an increase of $85.2 million, or 98.7%, from 2012 third quarter DCF of $86.3 million and resulted in a distribution coverage ratio of 1.51.  Financial terms are defined on pages two through four of this release.

Throughput for the 2013 third quarter totaled 349.2 billion cubic feet (bcf) of natural gas, or 3.80 bcf per day, an increase of 34.3% from 2012 third quarter throughput of 2.83 bcf per day. The increase was driven primarily by throughput from the Eagle Ford and Haynesville assets acquired in December 2012, as well as an increase in Marcellus throughput.  The Partnership’s revenues for the 2013 third quarter totaled $260.9 million, an increase of $104.8 million, or 67.1%, compared to 2012 third quarter revenues of $156.1 million.  Revenues in both periods exclude revenues attributable to the Partnership’s equity investments as those revenues are accounted for as part of the Partnership’s investments in unconsolidated affiliates.  If the Partnership’s proportional share of revenue from equity investments was included, revenue for the 2013 third quarter would have totaled $327.5 million, an increase of $136.3 million, or 71.3%, compared to the 2012 third quarter.

Capital expenditures during the 2013 third quarter totaled $398.9 million, including maintenance capital expenditures of $27.5 million.  These capital expenditures included $180.3 million for the Partnership’s share of capital expenditures in entities accounted for as equity investments. Capital expenditures during the nine months ended September 30, 2013 totaled $1,232.9 million, including maintenance capital expenditures of $82.5 million. These capital expenditures included $536.0 million for the Partnership’s share of capital expenditures in entities accounted for as equity investments.

Partnership Increases Cash Distribution

On October 25, 2013, the Board of Directors of the Partnership’s general partner declared a quarterly cash distribution of $0.535 per unit for the 2013 third quarter, an increase of $0.10, or 23.0%, per unit over the 2012 third quarter distribution and an increase of $0.05, or 10.3%, per unit over the 2013 second quarter distribution.  The distribution will be paid on November 14, 2013 to unitholders of record at the close of business on November 7, 2013.  DCF of $171.5 million for the 2013 third quarter provided distribution coverage of 1.51 times the amount required for the Partnership to fund the distribution to the limited partners and the general partner.

INVESTOR CONTACT:	MEDIA CONTACTS:		ACCESS MIDSTREAM
Dave Shiels, CFO (405) 727-1740 dave.shiels@accessmidstream.com	Debbie Nauser (405) 727-1612 debbie.nauser@accessmidstream.com	Tom Johnson (212) 371-5999 tbj@abmac.com	525 Central Park Drive Oklahoma City, OK 73105

Management Comments

 J. Mike Stice, Access Midstream Partners’ Chief Executive Officer, commented, “I could not be more pleased with our execution this quarter.  From our on-time delivery of gathering, processing and fractionation facilities in the Utica region by Access and its partners, to the record dry gas volumes in the Marcellus North, our execution of these world-class facilities and assets has been extraordinary.  We have delivered another quarter of strong financial results consistent with our best-in-class fixed fee business model.  As a result of continued outstanding operational and financial performance, the Board has elected to step-up the distribution this quarter by five cents per unit, returning strong, predictable cash flow back to our investors.  From this new baseline, the Partnership expects to grow limited partner distributions at a sustained 15% rate consistent with previous guidance.”

Senior Notes Offering

On August 14, 2013, the Partnership closed the offering of $400 million of additional 5.875% senior notes due 2021.  The notes were issued at a price of 101.5% of the principal amount.  The notes form a single series with the Partnership’s existing 5.875% senior notes due 2021, which were initially issued on April 19, 2011.  The Partnership received net proceeds of $400.8 million from the senior notes offering, which were used for general partnership purposes, including funding working capital, repayment of indebtedness and funding the Partnership’s capital expenditure program.

Conference Call Information

A conference call to discuss this release of financial results has been scheduled for Wednesday, October 30, 2013 at 9:00 a.m. EDT.  The telephone number to access the conference call is 719-325-2338 or toll-free 800-946-0713.  The passcode for the call is 2116952.  We encourage those who would like to participate in the call to dial the access number between 8:50 and 9:00 a.m. EDT.  For those unable to participate in the conference call, a replay will be available for audio playback from 12:00 p.m. EDT on October 30, 2013 through 12:00 p.m. EDT on November 13, 2013.  The number to access the conference call replay is 719-457-0820 or toll-free 888-203-1112.  The passcode for the replay is 2116952.  The conference call will also be webcast live on the Internet and can be accessed by going to the Partnership’s website at www.accessmidstream.com in the "Events" subsection of the "Investors" section of the website.  An archive of the conference call webcast will also be available on the website.

Use of Non-GAAP Financial Measures

This press release and accompanying schedules include the non-GAAP financial measures of adjusted EBITDA and DCF.  The accompanying schedules provide reconciliations of these non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with GAAP.  Non-GAAP financial measures should not be considered as an alternative to GAAP measures such as net income, net cash provided by operating activities or any other measure of liquidity or financial performance calculated and presented in accordance with GAAP.  Investors should not consider adjusted EBITDA, DCF or adjusted DCF in isolation or as a substitute for analysis of the Partnership’s results as reported under GAAP.  Because these non-GAAP financial measures may be defined differently by other companies in our industry, the Partnership’s definition of adjusted EBITDA, DCF and adjusted DCF may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

Adjusted EBITDA.  The Partnership agreement defines adjusted EBITDA as net income (loss) before income tax expense, interest expense, depreciation and amortization expense and certain other items management believes affect the comparability of operating results.  Adjusted EBITDA is a non-GAAP financial measure that management and external users of our consolidated financial statements, such as industry analysts, investors, lenders and rating agencies, may use to assess:

•	The Partnership’s operating performance as compared to other publicly traded partnerships in the midstream energy industry, without regard to capital structure, historical cost basis or financing methods;

•	The Partnership’s ability to incur and service debt and fund capital expenditures;

•	The ability of the Partnership’s assets to generate sufficient cash flow to make distributions to unitholders; and

•	The viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities.

Management believes it is appropriate to exclude certain items from EBITDA because management believes these items affect the comparability of operating results.  The Partnership believes that the presentation of adjusted EBITDA in this press release provides information useful to investors in assessing its financial condition and results of operations.  The GAAP measure most directly comparable to adjusted EBITDA is net income.

Distributable Cash Flow.  The Partnership agreement defines DCF as adjusted EBITDA attributable to the Partnership adjusted for:

•	Addition of interest income;

•	Subtraction of net cash paid for interest expense;

•	Subtraction of maintenance capital expenditures; and

•	Subtraction of income taxes.

Management compares the DCF the Partnership generates to the cash distributions it expects to pay its partners.  Using this metric, management computes a distribution coverage ratio.  DCF is an important non-GAAP financial measure for our limited partners since it serves as an indicator of our success in providing a cash return on investment.  Specifically, this financial measure indicates to investors whether or not the Partnership is generating cash flows at a level that can sustain or support an increase in its quarterly cash distributions.  DCF is also a quantitative standard used by the investment community with respect to publicly traded partnerships because the value of a partnership unit is in part measured by its yield, which is based on the amount of cash distributions a partnership can pay to a unitholder.  The GAAP measure most directly comparable to DCF is net cash provided by operating activities.

Access Midstream Partners, L.P. (NYSE:ACMP) is the industry’s largest gathering and processing master limited partnership as measured by throughput volume.  The Partnership owns, operates, develops and acquires natural gas gathering and processing systems and other midstream energy assets.  Headquartered in Oklahoma City, the Partnership's operations are focused on the Barnett, Eagle Ford, Haynesville, Marcellus, Niobrara and Utica Shales and Mid-Continent region of the U.S.  The Partnership’s common units are listed on the New York Stock Exchange under the symbol ACMP.  Further information is available at www.accessmidstream.com where the Partnership routinely posts announcements, updates, events, investor information and presentations and all recent press releases.

This press release includes forward-looking statements. Forward-looking statements give our current expectations or forecasts of future events. They include but are not limited to our business strategy and plans and objectives for future operations. We caution you not to place undue reliance on our forward-looking statements, which speak only as of the date of this release, and we undertake no obligations to update this information. Although we believe the expectations and forecasts reflected in these and other forward-looking statements are reasonable, we can give no assurance they will prove to be correct. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Factors that could cause actual results to differ materially from expected results are described under “Risk Factors” in our 2012 Annual Report on Form 10-K and our other SEC filings.

Access Midstream Partners, L.P.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
($ in thousands, except per unit data)
(unaudited)

	Three Months Ended September 30,
	2013	2012
Revenues(1)	$260,943	$156,092

Operating Expenses
Operating expenses	83,533	49,805
Depreciation and amortization expense	77,086	41,163
General and administrative expense	24,470	15,283
Other operating income	(239)	(628)

Total operating expenses	184,850	105,623

Operating income	76,093	50,469

Other income (expense)
Income from unconsolidated affiliates	32,835	15,724
Interest expense	(28,600)	(15,219)
Other income	236	115

Income before income tax expense	80,564	51,089
Income tax expense	1,353	861

Net income	79,211	50,228
Net income attributable to noncontrolling interests	994	—

Net income attributable to Access Midstream Partners, L.P.	$78,217	$50,228

Limited partner interest in net income
Net income attributable to Access Midstream Partners, L.P.	$78,217	$50,228
Less general partner interest in net income	(12,591)	(2,364)

Limited partner interest in net income	$65,626	$47,864

Net income per limited partner unit – basic and diluted
Common units	$0.22	$0.32
Subordinated units	$0.33	$0.32

Weighted average limited partner units outstanding used for net income per unit calculation – basic and diluted (in thousands)
Common units	144,248	79,434
Subordinated units	33,787	69,076

(1)	Excludes revenues from equity investments of $66.5 million and $35.2 million for the three months ended September 30, 2013 and 2012, respectively that is included in Income from Unconsolidated Affiliates.

If either Chesapeake Energy Corporation (“Chesapeake”) or Total E&P USA, Inc. (“Total”) does not meet its minimum volume commitment to the Partnership in the Barnett Shale region or Chesapeake does not meet its minimum volume commitment in the Haynesville Shale region under the relevant gas gathering agreement for specified annual periods, Chesapeake or Total is obligated to pay the Partnership a fee equal to the applicable fee for each mcf by which the applicable party’s minimum volume commitment for the year exceeds the actual volumes gathered on the Partnership’s systems.  Should payments be due under the minimum volume commitment with respect to any year, the Partnership recognizes the associated revenue in the fourth quarter of that year.

Access Midstream Partners, L.P.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
($ in thousands, except per unit data)
(unaudited)

	Nine Months Ended September 30,
	2013	2012
Revenues(1)	$745,144	$460,098

Operating Expenses
Operating expenses	249,140	143,218
Depreciation and amortization expense	215,605	120,323
General and administrative expense	73,293	38,326
Other operating (income) expense	1,744	(433)

Total operating expenses	539,782	301,434

Operating income	205,362	158,664

Other income (expense)
Income from unconsolidated affiliates	91,588	44,682
Interest expense	(83,394)	(46,813)
Other income	631	174

Income before income tax expense	214,187	156,707
Income tax expense	3,853	2,507

Net income	210,334	154,200
Net income attributable to noncontrolling interests	3,366	—

Net income attributable to Access Midstream Partners, L.P.	$206,968	$154,200

Limited partner interest in net income
Net income attributable to Access Midstream Partners, L.P.	$206,968	$154,200
Less general partner interest in net income	(23,378)	(5,545)

Limited partner interest in net income	$183,590	$148,655

Net income per limited partner unit – basic and diluted
Common units	$0.54	$1.00
Subordinated units	$0.93	$1.00

Weighted average limited partner units outstanding used for net income per unit calculation – basic and diluted (in thousands)
Common units	117,282	79,330
Subordinated units	57,184	69,076

(1)	Excludes revenues from equity investments of $173.0 million and $98.5 million for the nine months ended September 30, 2013 and 2012, respectively that is included in Income from Unconsolidated Affiliates.

If either Chesapeake Energy Corporation (“Chesapeake”) or Total E&P USA, Inc. (“Total”) does not meet its minimum volume commitment to the Partnership in the Barnett Shale region or Chesapeake does not meet its minimum volume commitment in the Haynesville Shale region under the relevant gas gathering agreement for specified annual periods, Chesapeake or Total is obligated to pay the Partnership a fee equal to the applicable fee for each mcf by which the applicable party’s minimum volume commitment for the year exceeds the actual volumes gathered on the Partnership’s systems.  Should payments be due under the minimum volume commitment with respect to any year, the Partnership recognizes the associated revenue in the fourth quarter of that year.

Access Midstream Partners, L.P.
CONDENSED CONSOLIDATED BALANCE SHEETS
($ in thousands)
(unaudited)

	As of September 30, 2013	As of December 31, 2012
Assets

Total current assets	$204,691	$219,766

Property, plant and equipment
Gathering systems	5,745,115	5,125,746
Other fixed assets	139,468	96,916
Less: Accumulated depreciation	(785,354)	(590,614)

Total property, plant and equipment, net	5,099,229	4,632,048

Investment in unconsolidated affiliates	1,827,448	1,297,811
Intangible customer relationships, net	379,258	355,217
Deferred loan costs, net	61,466	56,258

Total assets	$7,572,092	$6,561,100

Liabilities and Partners’ Capital

Total current liabilities	$302,374	$259,261

Long-term liabilities
Long-term debt	3,010,693	2,500,000
Other liabilities	7,853	5,333

Total long-term liabilities	3,018,546	2,505,333

Total partners’ capital	4,251,172	3,796,506

Total liabilities and partners’ capital	$7,572,092	$6,561,100

Access Midstream Partners, L.P.
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
($ in thousands)
(unaudited)

	Nine Months Ended September 30,
	2013	2012
Cash flows from operating activities
Net income	$210,334	$154,200
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	215,605	120,323
Income from unconsolidated affiliates	(91,588)	(44,682)
Other non-cash items	8,781	5,661
Distribution of earnings received from unconsolidated affiliates	4,737	—
Changes in assets and liabilities
(Increase) decrease in accounts receivable	(42,218)	12,547
(Increase) decrease in other assets	1,721	(15,289)
Decrease in accounts payable	(12,595)	(6,579)
Increase in accrued liabilities	63,229	16,492

Net cash provided by operating activities	358,006	242,673

Cash flows from investing activities
Additions to property, plant and equipment	(811,111)	(231,632)
Investments in unconsolidated affiliates	(425,298)	(139,216)
Proceeds from sale of assets	72,408	9,316

Net cash used in investing activities	(1,164,001)	(361,532)

Cash flows from financing activities
Proceeds from long-term borrowings	1,445,500	847,500
Payments on long-term borrowings	(1,340,700)	(1,285,900)
Proceeds from issuance of common units	399,812	—
Proceeds from issuance of senior notes	414,094	750,000
Distribution to unitholders	(275,199)	(184,639)
Capital contribution from noncontrolling interests	120,594	—
Debt issuance costs	(11,735)	(13,824)
Other adjustments	8,598	5,720

Net cash provided by financing activities	760,964	118,857

Net decrease in cash and cash equivalents	(45,031)	(2)

Cash and cash equivalents
Beginning of period	64,994	22

End of period	$19,963	$20

Access Midstream Partners, L.P.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
($ in thousands)
(unaudited)

	Three Months Ended September 30,
	2013	2012

Net Income attributable to Access Midstream Partners, L.P.	$78,217	$50,228

Adjusted for:
Interest expense	28,600	15,219
Income tax expense	1,353	861
Depreciation and amortization expense	77,086	41,163
Other	(1,257)	(628)
Income from unconsolidated affiliates	(32,835)	(15,724)
EBITDA from unconsolidated affiliates(1) (2)	52,452	28,403
Expense for non-cash equity awards	5,847	—
Implied minimum volume commitment	17,500	—

Adjusted EBITDA	$226,963	$119,522

Adjusted for:
Maintenance capital expenditures	(27,500)	(18,500)
Cash portion of interest expense	(26,645)	(13,868)
Income tax expense	(1,353)	(861)

Distributable cash flow	$171,465	$86,293

Cash provided by operating activities	$140,426	$106,275

Adjusted for:
Change in assets and liabilities	(10,122)	(28,656)
Distribution of earnings received from unconsolidated affiliates	(4,737)	—
Interest expense	28,600	15,219
Income tax expense	1,353	861
Other non-cash items	(4,356)	(2,580)
EBITDA from unconsolidated affiliates(1) (2)	52,452	28,403
Expense for non-cash equity awards	5,847	—
Implied minimum volume commitment	17,500	—

Adjusted EBITDA	$226,963	$119,522

Adjusted for:
Maintenance capital expenditures	(27,500)	(18,500)
Cash portion of interest expense	(26,645)	(13,868)
Income tax expense	(1,353)	(861)

Distributable cash flow	$171,465	$86,293

Cash distribution
Limited partner units 2013: ($0.535 x 188,047,721 units) 2012: ($0.435 x 147,998,610 units)	$100,606	$64,380
General partner interest	13,304	2,701

Total cash distribution	$113,910	$67,081

Distribution coverage ratio	1.51	1.29

(1)	EBITDA from unconsolidated affiliates is calculated as follows:

Net Income	$32,835	$15,724

Adjusted for:
Depreciation and amortization expense	19,624	12,742
Other	(7)	(63)

EBITDA from unconsolidated affiliates	$52,452	$28,403

(2)	The Partnership maintains equity investments in 10 gathering systems in the Marcellus Shale, Utica East Ohio Midstream, LLC. and Ranch Westex JV, LLC.

Access Midstream Partners, L.P.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
($ in thousands)
(unaudited)

	Nine Months Ended September 30,
	2013	2012

Net Income attributable to Access Midstream Partners, L.P.	$206,968	$154,200

Adjusted for:
Interest expense	83,394	46,813
Income tax expense	3,853	2,507
Depreciation and amortization expense	215,605	120,323
Other	(1,577)	(433)
Income from unconsolidated affiliates	(91,588)	(44,682)
EBITDA from unconsolidated affiliates(1) (2)	141,662	80,121
Expense for non-cash equity awards	22,170	—
Implied minimum volume commitment	37,500	—

Adjusted EBITDA	$617,987	$358,849

Adjusted for:
Maintenance capital expenditures	(82,500)	(55,500)
Cash portion of interest expense	(76,852)	(42,835)
Income tax expense	(3,853)	(2,507)

Distributable cash flow	$454,782	$258,007

Cash provided by operating activities	$358,006	$242,673

Adjusted for:
Change in assets and liabilities	(10,137)	(7,171)
Distribution of earnings received from unconsolidated affiliates	(4,737)	—
Interest expense	83,394	46,813
Income tax expense	3,853	2,507
Other non-cash items	(13,724)	(6,094)
EBITDA from unconsolidated affiliates(1) (2)	141,662	80,121
Expense for non-cash equity awards	22,170	—
Implied minimum volume commitment	37,500	—

Adjusted EBITDA	$617,987	$358,849

Adjusted for:
Maintenance capital expenditures	(82,500)	(55,500)
Cash portion of interest expense	(76,852)	(42,835)
Income tax expense	(3,853)	(2,507)

Distributable cash flow	$454,782	$258,007

(1)	EBITDA from unconsolidated affiliates is calculated as follows:

Net Income	$91,588	$44,682

Adjusted for:
Depreciation and amortization expense	50,097	35,530
Other	(23)	(91)

EBITDA from unconsolidated affiliates	$141,662	$80,121

(2)	The Partnership maintains equity investments in 10 gathering systems in the Marcellus Shale, Utica East Ohio Midstream, LLC. and Ranch Westex JV, LLC.

Access Midstream Partners, L.P.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
($ in thousands)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
	($ in thousands)

GAAP capital expenditures	$265,517	$90,711	$811,111	$231,632

Adjusted for:
Capital expenditures included in unconsolidated affiliates	180,286	115,536	535,964	290,717
Capital expenditures attributable to noncontrolling interest	(46,862)	—	(114,208)	—

Net capital expenditures	$398,941	$206,247	$1,232,867	$522,349

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
	($ in thousands)

Revenues	$260,943	$156,092	$745,144	$460,098

Adjusted for:
Revenues included in investments in unconsolidated affiliates	66,525	35,112	173,035	98,457

Total revenues including revenues from equity investments	$327,468	$191,204	$918,179	$558,555

Access Midstream Partners, L.P.
OPERATING STATISTICS
(unaudited)

	Three Months Ended September 30,
	2013	2012
Barnett Shale
Operating income	45,806	54,790
Income from unconsolidated affiliates	—	—
Capital expenditures(1)	11,337	21,619
Throughput, bcf per day	1.064	1.236
Approximate miles of pipe at end of period	858	845
Gas compression (horsepower) at end of period	154,495	161,115

Eagle Ford Shale
Operating income	46,405	—
Income from unconsolidated affiliates	—	—
Capital expenditures(1)	80,794	—
Throughput, bcf per day	0.295	—
Approximate miles of pipe at end of period	804	—
Gas compression (horsepower) at end of period	77,672	—

Haynesville Shale
Operating income	(2,251)	3,990
Income from unconsolidated affiliates	—	—
Capital expenditures(1)	2,947	5,625
Throughput, bcf per day	0.632	0.325
Approximate miles of pipe at end of period	581	263
Gas compression (horsepower) at end of period	20,195	23,745

Marcellus Shale
Operating income	434	—
Income from unconsolidated affiliates	33,925	15,724
Capital expenditures(1)	75,310	115,536
Throughput, bcf per day(2)	1.065	0.691
Approximate miles of pipe at end of period	1,389	458
Gas compression (horsepower) at end of period	99,905	50,950

Niobrara Shale
Operating income	(478)	—
Income from unconsolidated affiliates	—	—
Capital expenditures(1)	10,419	—
Throughput, bcf per day(2)	0.016	—
Approximate miles of pipe at end of period	123	—
Gas compression (horsepower) at end of period	15,665	—

Utica Shale
Operating income	8,435	—
Income from unconsolidated affiliates	(1,453)	—
Capital expenditures(1)	169,317	—
Throughput, bcf per day(2)	0.140	—
Approximate miles of pipe at end of period	220	—
Gas compression (horsepower) at end of period	57,730	—

Mid-Continent
Operating income	12,880	12,842
Income from unconsolidated affiliates	363	—
Capital expenditures(1)	21,838	58,352
Throughput, bcf per day	0.584	0.573
Approximate miles of pipe at end of period	2,791	2,589
Gas compression (horsepower) at end of period	108,410	99,394

Corporate
Operating income	(35,138)	(21,153)
Capital expenditures(1)	26,979	5,115

Total
Operating income	76,093	50,469
Income from unconsolidated affiliates	32,835	15,724
Capital expenditures(1)	398,941	206,247
Throughput, bcf per day(2)	3.796	2.825
Approximate miles of pipe at end of period	6,766	4,155
Gas compression (horsepower) at end of period	534,072	335,204

(1)	Includes capital expenditures accounted for as part of the Partnership’s equity investments and excludes capital expenditures attributable to noncontrolling interests. See page 11 of this release for required reconciliation to GAAP capital expenditures.

(2)	Throughput in all regions represents the net throughput allocated to the Partnership’s interest.

Access Midstream Partners, L.P.
OPERATING STATISTICS
(unaudited)

	Nine Months Ended September 30,
	2013	2012
Barnett Shale
Operating income	133,457	161,844
Income from unconsolidated affiliates	—	—
Capital expenditures(1)	45,736	80,613
Throughput, bcf per day	1.051	1.259
Approximate miles of pipe at end of period	858	845
Gas compression (horsepower) at end of period	154,495	161,115

Eagle Ford Shale
Operating income	119,316	—
Income from unconsolidated affiliates	—	—
Capital expenditures(1)	246,153	—
Throughput, bcf per day	0.260	—
Approximate miles of pipe at end of period	804	—
Gas compression (horsepower) at end of period	77,672	—

Haynesville Shale
Operating income	2,663	15,948
Income from unconsolidated affiliates	—	—
Capital expenditures(1)	13,509	17,481
Throughput, bcf per day	0.698	0.363
Approximate miles of pipe at end of period	581	263
Gas compression (horsepower) at end of period	20,195	23,745

Marcellus Shale
Operating income	5,219	—
Income from unconsolidated affiliates	93,663	44,682
Capital expenditures(1)	244,686	290,717
Throughput, bcf per day(2)	0.976	0.648
Approximate miles of pipe at end of period	1,389	458
Gas compression (horsepower) at end of period	99,905	50,950

Niobrara Shale
Operating income	(1,110)	—
Income from unconsolidated affiliates	—	—
Capital expenditures(1)	22,018	—
Throughput, bcf per day(2)	0.012	—
Approximate miles of pipe at end of period	123	—
Gas compression (horsepower) at end of period	15,665	—

Utica Shale
Operating income	12,889	—
Income from unconsolidated affiliates	(2,543)	—
Capital expenditures(1)	457,291	—
Throughput, bcf per day(2)	0.090	—
Approximate miles of pipe at end of period	220	—
Gas compression (horsepower) at end of period	57,730	—

Mid-Continent
Operating income	46,614	38,549
Income from unconsolidated affiliates	468	—
Capital expenditures(1)	92,516	113,048
Throughput, bcf per day	0.584	0.562
Approximate miles of pipe at end of period	2,791	2,589
Gas compression (horsepower) at end of period	108,410	99,394

Corporate
Operating income	(113,686)	(57,677)
Capital expenditures(1)	110,958	20,490

Total
Operating income	205,362	158,664
Income from unconsolidated affiliates	91,588	44,682
Capital expenditures(1)	1,232,867	522,349
Throughput, bcf per day(2)	3.671	2.832
Approximate miles of pipe at end of period	6,766	4,155
Gas compression (horsepower) at end of period	534,072	335,204

(1)	Includes capital expenditures accounted for as part of the Partnership’s equity investments and excludes capital expenditures attributable to noncontrolling interests. See page 11 of this release for required reconciliation to GAAP capital expenditures.

(2)	Throughput in all regions represents the net throughput allocated to the Partnership’s interest.